UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2017

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (651) 636-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On February 16, 2017, IntriCon Corporation (the “Company”) announced earnings for the quarter ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05      Costs Associated with Exit or Disposal Activities.

On December 30, 2016, the Board of Directors of the Company approved the divestiture of the Company’s cardiac diagnostic monitoring business (the “CDM Business”) and authorized management to begin a sale process. At the time the divestiture was approved in principle, the impairment charges were not expected to be material.

On January 30, 2017, the Audit Committee of the Board of Directors, in consultation with management and in connection with the review of the Company’s financial statements for 2016, approved an estimated non-cash charge of approximately $796,000 for impairment of fixed assets, inventory and accounts receivable of the CDM Business. This charge has been recorded in the Company’s results from discontinued operations for the quarter ended December 31, 2016. The change in the estimated impairment charge was based upon a change in the purchase price that was expected to be received from the sale of the CDM Business as a result of negotiations with the prospective purchaser. The disposition of the CDM Business is not expected to result in future cash expenditures other than professional fees aggregating less than $50,000.

On February 16, 2017, the Company informed affected employees of the CDM Business of the disposition.

Additional losses are possible as the Company completes the divestiture of the CDM Business.

Item 2.06      Material Impairments.

The information set forth above in Item 2.05 is hereby incorporated into Item 2.06 by reference.

Item 7.01      Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not historical facts, such as estimates of costs or charges as a result of the disposition of the CDM Business, or that include forward-looking terminology, such as “estimated,” “expected” and “anticipated,” are “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be affected by known and unknown risks, uncertainties and other factors that are beyond the Company’s control, and may cause the Company’s actual results, performance or achievements to differ materially from the results, performance and achievements expressed or implied in the forward-looking statements. These risks, uncertainties and other factors are detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2015. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01      Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Chief Financial Officer

Date:  February 16, 2017

 S-4

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 16, 2017.

 E-5